                     INDIVIDUAL ACCOUNT RETIREMENT PLAN OF
                         PARK-OHIO INDUSTRIES, INC. AND
                         OTHER SPONSORING CORPORATIONS

                             REGISTRATION STATEMENT
                             ----------------------

                         Power of Attorney of Directors
                         ------------------------------

 The undersigned director of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering Common Shares with $1.00 par value of the Company, to be offered pursuant to the Company's Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Other Sponsoring Corporations, does hereby constitute and appoint R. J. Cozean and J.
S. Walker and any one of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


 Executed at Euclid, Ohio, this 4th day of December, 1995.

                                           /s/ Edward F. Crawford

                                           _________________________________

                     INDIVIDUAL ACCOUNT RETIREMENT PLAN OF
                         PARK-OHIO INDUSTRIES, INC. AND
                         OTHER SPONSORING CORPORATIONS

                             REGISTRATION STATEMENT
                             ----------------------

                         Power of Attorney of Directors
                         ------------------------------

 The undersigned director of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering Common Shares with $1.00 par value of the Company, to be offered pursuant to the Company's Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Other Sponsoring Corporations, does hereby constitute and appoint R. J. Cozean and J.
S. Walker and any one of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


 Executed at St. Simons Island, Georgia, this 4th day of December, 1995.

                                           /s/ Lewis E. Hatch

                                           _________________________________

                     INDIVIDUAL ACCOUNT RETIREMENT PLAN OF
                         PARK-OHIO INDUSTRIES, INC. AND
                         OTHER SPONSORING CORPORATIONS

                             REGISTRATION STATEMENT
                             ----------------------

                         Power of Attorney of Directors
                         ------------------------------

 The undersigned director of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering Common Shares with $1.00 par value of the Company, to be offered pursuant to the Company's Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Other Sponsoring Corporations, does hereby constitute and appoint R. J. Cozean and
J. S. Walker and any one of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


 Executed at Naples, Florida, this 30th day of November, 1995.

                                           /s/ Thomas E. McGinty

                                           _________________________________

                     INDIVIDUAL ACCOUNT RETIREMENT PLAN OF
                         PARK-OHIO INDUSTRIES, INC. AND
                         OTHER SPONSORING CORPORATIONS

                             REGISTRATION STATEMENT
                             ----------------------

                         Power of Attorney of Directors
                         ------------------------------

 The undersigned director of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering Common Shares with $1.00 par value of the Company, to be offered pursuant to the Company's Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Other Sponsoring Corporations, does hereby constitute and appoint R. J. Cozean and
J. S. Walker and any one of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


 Executed at Euclid, Ohio, this 4th day of December, 1995.

                                           /s/ John J. Murray

                                           _________________________________

                     INDIVIDUAL ACCOUNT RETIREMENT PLAN OF
                         PARK-OHIO INDUSTRIES, INC. AND
                         OTHER SPONSORING CORPORATIONS

                             REGISTRATION STATEMENT
                             ----------------------

                         Power of Attorney of Directors
                         ------------------------------

 The undersigned director of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering Common Shares with $1.00 par value of the Company, to be offered pursuant to the Company's Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Other Sponsoring Corporations, does hereby constitute and appoint R. J. Cozean and
J. S. Walker and any one of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


 Executed at Naples, Florida, this 1st day of December, 1995.

                                           /s/ Lawrence O. Selhorst

                                           _________________________________

                     INDIVIDUAL ACCOUNT RETIREMENT PLAN OF
                         PARK-OHIO INDUSTRIES, INC. AND
                         OTHER SPONSORING CORPORATIONS

                             REGISTRATION STATEMENT
                             ----------------------

                         Power of Attorney of Directors
                         ------------------------------

 The undersigned director of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering Common Shares with $1.00 par value of the Company, to be offered pursuant to the Company's Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Other Sponsoring Corporations, does hereby constitute and appoint R. J. Cozean and
J. S. Walker and any one of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


 Executed at Cleveland, Ohio, this 4th day of December, 1995.

                                           /s/ Richard S. Sheetz

                                           _________________________________

                     INDIVIDUAL ACCOUNT RETIREMENT PLAN OF
                         PARK-OHIO INDUSTRIES, INC. AND
                         OTHER SPONSORING CORPORATIONS

                             REGISTRATION STATEMENT
                             ----------------------

                         Power of Attorney of Directors
                         ------------------------------

 The undersigned director of Park-Ohio Industries, Inc., an Ohio corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering Common Shares with $1.00 par value of the Company, to be offered pursuant to the Company's Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Other Sponsoring Corporations, does hereby constitute and appoint R. J. Cozean and
J. S. Walker and any one of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.


 Executed at Pepper Pike, Ohio, this 3rd day of December, 1995.

                                           /s/ James W. Wert

                                           _________________________________